UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

Marin Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35838	20-4647180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 25th Floor San Francisco, California 94105	94105
(Address of principal executive offices)	(Zip Code)

(415) 399-2580

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2014, Marin Software Incorporated (“Marin Software”) and certain of its wholly owned subsidiaries Infinity Acquisition Sub, Inc. (“Merger Sub I”) and Infinity Acquisition Sub II, LLC (“Merger Sub II”) entered into an Agreement and Plan of Reorganization (“Agreement”) with NowSpots, Inc. (“NowSpots”) and Fortis Advisors LLC, as Stockholders’ Agent (the “Agent”). The Agreement provides that the acquisition will be accomplished by the merger of Merger Sub I into NowSpots, with NowSpots surviving the merger as a wholly owned subsidiary of Marin Software and, as part of the same overall transaction, the subsequent merger of NowSpots, as the surviving entity of the first merger, into Merger Sub II, with Merger Sub II surviving the second merger as a wholly owned subsidiary of Marin Software (collectively, the “Merger”).

Subject to the terms and conditions of the Agreement, Marin Software has agreed to acquire all of the outstanding capital stock and other securities of NowSpots for $22.8 million (the “Final Price”). This amount is subject to adjustment based on NowSpots’ unpaid transaction costs, indebtedness, bonuses and severance (the “Total Merger Consideration”). Of the Total Stockholder Merger Consideration, up to $5,350,000 will be paid in the form of cash and up to $17,450,000 will be paid in the form of Marin Software Common Stock with the number of shares to be based on the closing sales price of Marin Software Common Stock as reported on NYSE for ten consecutive trading days ending one trading day prior to the closing date. In addition, Marin Software will grant $2.7 million of equity retention grants to continuing NowSpots employees.

Pursuant to the Agreement, following the consummation of the Merger, securityholders of NowSpots have agreed to indemnify Marin Software for losses related to certain matters, including, among other things, failures of representations or warranties of NowSpots contained in the Agreement to be true and correct, failure by NowSpots to perform or comply with any covenant applicable to it contained in the Agreement, and other specified matters. As partial security for such indemnification obligations, the parties agreed that, at the closing of the Merger, 11% of the Final Price, comprised entirely of cash, shall be deposited into an escrow fund.

The Agreement contains customary covenants of Marin Software and NowSpots, including, among other things, a covenant by NowSpots to conduct its business in the ordinary course between the execution of the Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period.

The Agreement contemplates that the issuance of Marin Software Common Stock as part of the Total Merger Consideration would be exempt from registration under federal securities laws by virtue of the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder. The Agreement contains a covenant by Marin Software to file a Registration Statement on Form S-3 within ten business days of the closing of the Merger to register the resale of certain share of Marin Software Common Stock to be issued as part of the Total Merger Consideration.

The Agreement contains customary representations and warranties of each of Marin Software and NowSpots. The representations and warranties of each party set forth in the Agreement have been made solely for the benefit of the other parties to the Agreement, and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (1) have been qualified by disclosure schedules that the parties have exchanged in connection with the execution of the Agreement, (2) are subject to the materiality standards set forth in the Agreement, which may differ from what may be viewed as material by investors, (3) in certain cases, were made as of a specific date, and (4) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the execution of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 2, 2014, Marin Software acquired NowSpots. Reference is made to the disclosure under Item 1.01 of this Current Report on Form 8-K.

The descriptions contained in Item 1.01 and this Item 2.01 of certain terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On June 2, 2014, Marin Software agreed to issue 1,749,518 shares of its Common Stock in connection with its acquisition of NowSpots.

The descriptions contained in Item 1.01, Item 2.01 and this Item 3.02 of certain terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1	Amended and Restated Agreement and Plan of Reorganization by and among Marin Software Incorporated, Infinity Acquisition Sub, Inc., Infinity Acquisition Sub II, LLC, NowSpots, Inc. and Fortis Advisors LLC as Stockholders’ Agent dated as of May 30, 2014.*

*	Schedules or similar attachments have been omitted pursuant to Regulation S-K Item 601(b)(2). Marin Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marin Software Incorporated

Date: June 4, 2014	By:	/s/ John A. Kaelle
John A. Kaelle Chief Financial Officer

EXHIBIT INDEX

Number	Description

2.1	Amended and Restated Agreement and Plan of Reorganization by and among Marin Software Incorporated, Infinity Acquisition Sub, Inc., Infinity Acquisition Sub II, LLC, NowSpots, Inc. and Fortis Advisors LLC as Stockholders’ Agent dated as of May 30, 2014.*

*	Schedules or similar attachments have been omitted pursuant to Regulation S-K Item 601(b)(2). Marin Software hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.